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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Pre-Effective Amendment
No. 1 to Registration Statement No. 333-44448 of Berkshire Hathaway Inc. on Form S-3 of our report dated March 3, 2000, appearing in the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1999 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

Deloitte & Touche LLP
Omaha, Nebraska
September 14, 2000